Pacific Select Fund NSAR 12-31-14
Exhibit 77O

                PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                       QUARTER ENDED SEPTEMBER 30, 2014

                                   ITEM                                         SECURITIES PURCHASED
     ----------------------------------------------------------------- ---------------------------------------
(1)  Name of Issuer                                                             TreeHouse Food, Inc.
(2)  Description of Security (name, coupon, maturity,                               Common Stock
     subordination, common stock, etc.)                                            THS Secondary
                                                                                  Cusip: 89469A10
(3)  Date of Purchase (Provide proof of purchase, e.g., trade ticket)                7/17/2014
(4)  Date of Offering                                                                7/17/2014
(5)  Unit Price                                                                        $75.50
(6)  Principal Amount of Total Offering                                           $325,000,018.00
(7)  Underwriting Spread:
     Dollars ($)                                                                       $3.02
     Percent (%)                                                                       4.00%
(8)  Names of Syndicate Members       FOR                              J.P. Morgan / Wells Fargo Securities /
     THE PURCHASED 10F-3 ONLY:     Insert all Syndicate Members           BofA Merrill Lynch / BMO Capital
     (not just those listed on cover of offering document).             Markets / SunTrust Robinson Humphrey
                                                                        / Barclays / BB&T Capital Markets /
                                                                           William Blair / Stephens Inc.
(9)  Dollar Amount of Purchase by the Portfolio                                      $22,650.00
(10) % of Offering Purchased by Portfolio                                              0.01%
(11) % of Offering Purchased by: All Associated Accounts                               2.74%
     (including this Portfolio). Limit is no more than 25%.
(12) % of Portfolio Assets Applied to Purchase                                         0.003%
(13) Name(s) of Syndicate Members (s) from whom Purchased                      Wells Fargo Securities
(14) Name of Affiliated Underwriter                                         J.P. Morgan Securities, Inc.



                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/21/14                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                       QUARTER ENDED SEPTEMBER 30, 2014

                                   ITEM                                       SECURITIES PURCHASED
     ----------------------------------------------------------------- -----------------------------------
(1)  Name of Issuer                                                      Citizens Financial Group, Inc
(2)  Description of Security (name, coupon, maturity,                             Common Stock
     subordination, common stock, etc.)                                             CFG IPO
                                                                                Cusip: 17461010
(3)  Date of Purchase (Provide proof of purchase, e.g., trade ticket)              9/23/2014
(4)  Date of Offering                                                              9/23/2014
(5)  Unit Price                                                                      $21.50
(6)  Principal Amount of Total Offering                                        $3,010,000,000.00
(7)  Underwriting Spread:
     Dollars ($)                                                                     $0.41
     Percent (%)                                                                     1.90%
(8)  Names of Syndicate Members                                         Morgan Stanley / Goldman, Sachs
     FOR THE PURCHASED 10F-3 ONLY:                                      & Co. / J.P. Morgan / Barclays /
     Insert all Syndicate Members (not just those listed on cover of       Citigroup / Deutsche Bank
     offering document).                                                 Securities / RBS / Wells Fargo
                                                                        Securities / Credit Suisse / UBS
                                                                         Investment Bank / Jefferies /
                                                                           Keefe, Bruyette, & Woods /
                                                                        Oppenheimer & Co. / RBC Capital
                                                                          Markets / A Stifel Company,
                                                                       Sandler O'Neill + Partners, L.P. /
                                                                          Evercore / ING / Sanford C.
                                                                       Bernstein / Guggenheim Securities
                                                                       / Lebenthal Capital Markets / The
                                                                          Williams Capital Group, L.P.
(9)  Dollar Amount of Purchase by the Portfolio                                  $4,052,750.00
(10) % of Offering Purchased by Portfolio                                            0.13%
(11) % of Offering Purchased by: All Associated Accounts                             5.53%
     (including this Portfolio). Limit is no more than 25%.
(12) % of Portfolio Assets Applied to Purchase                                       0.47%
(13) Name(s) of Syndicate Members (s) from whom Purchased                        Morgan Stanley
(14) Name of Affiliated Underwriter                                       J.P. Morgan Securities, Inc.




                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/21/14                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                  PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2014

                                   ITEM                                             SECURITIES PURCHASED
     ----------------------------------------------------------------- ------------------------------------------------
(1)  Name of Issuer                                                               Store Capital Corporation
(2)  Description of Security (name, coupon, maturity,                                   Common Stock
     subordination, common stock, etc.)                                                   STOR IPO
                                                                                      Cusip: 862121100
(3)  Date of Purchase (Provide proof of purchase, e.g., trade ticket)                    11/18/2014
(4)  Date of Offering                                                                    11/18/2014
(5)  Unit Price                                                                            $18.50
(6)  Principal Amount of Total Offering                                                $508,750,000.00
(7)  Underwriting Spread:
     Dollars ($)                                                                            $1.11
     Percent (%)                                                                            6.00%
(8)  Names of Syndicate Members     FOR                                         Goldman, Sachs & Co., Credit
     THE PURCHASED 10F-3 ONLY: Insert all Syndicate Members (not                Suisse Securities (USA) LLC,
     just those listed on cover of offering document).                            Morgan Stanley & Co. LLC,
                                                                               Citigroup Global Markets Inc.,
                                                                               Deutsche Bank Securities Inc.,
                                                                                KeyBanc Capital Markets Inc.,
                                                                                Wells Fargo Securities, LLC,
                                                                                 BMO Capital Markets Corp.,
                                                                              Raymond James & Associates, Inc.,
                                                                                    Robert W. Baird & Co.
                                                                         Incorporated, Stifel, Nicholaus & Company,
                                                                       Incorporated, SunTrust Robinson Humphrey, Inc.,
                                                                                  Comerica Securities, Inc.
(9)  Dollar Amount of Purchase by the Portfolio                                         $2,687,218.00
(10) % of Offering Purchased by Portfolio                                                  0.5282%
(11) % of Offering Purchased by: All Associated Accounts
     (including this Portfolio). Limit is no more than 25%.                                3.7273%
(12) % of Portfolio Assets Applied to Purchase                                             0.310%
(13) Name(s) of Syndicate Members (s) from whom Purchased                               Goldman Sachs
(14) Name of Affiliated Underwriter                                                    Morgan Stanley





                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECTEMBER 31, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 01/14/15                                            Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director

                  PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2014

                                   ITEM                                          SECURITIES PURCHASED
     ----------------------------------------------------------------- -----------------------------------------
(1)  Name of Issuer                                                             Paramount Group, Inc.
(2)  Description of Security (name, coupon, maturity,
     subordination, common stock, etc.)                                Common Stock PGREUS IPO Cusip: 69924R108
(3)  Date of Purchase (Provide proof of purchase, e.g., trade ticket)                 11/18/2014
(4)  Date of Offering                                                                 11/18/2014
(5)  Unit Price                                                                         $17.50
(6)  Principal Amount of Total Offering                                           $2,292,500,000.00
(7)  Underwriting Spread:
     Dollars ($)                                                                         0.79
     Percent (%)                                                                        4.50%
(8)  Names of Syndicate Members                                            Merrill Lynch, Pierce, Fenner &
     FOR THE PURCHASED 10F-3 ONLY:                                         Smith, Morgan Stanley & Co. LLC,
     Insert all Syndicate Members (not just those listed on cover of         Wells Fargo Securities, LLC,
     offering document).                                                    Deutsche Bank Securities Inc.,
                                                                            Citigroup Global Markets Inc.,
                                                                         Credit Suisse Securities (USA) LLC,
                                                                                Goldman, Sachs & Co.,
                                                                             J.P. Morgan Securities LLC,
                                                                              RBC Capital Markets, LLC,
                                                                                  UBS Securities LLC
(9)  Dollar Amount of Purchase by the Portfolio                                     $3,777,218.00
(10) % of Offering Purchased by Portfolio                                              0.1648%
(11) % of Offering Purchased by: All Associated Accounts
     (including this Portfolio). Limit is no more than 25%.                            1.1450%
(12) % of Portfolio Assets Applied to Purchase                                          0.440%
(13) Name(s) of Syndicate Members (s) from whom Purchased                           Goldman Sachs
(14) Name of Affiliated Underwriter                                                 Morgan Stanley





                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECTEMBER 31, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 01/14/15                                            Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director